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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  September 27, 1999
                                                        ------------------


                            GEERLINGS & WADE, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        MASSACHUSETTS                   000-24048               04-2935863
        -------------                   ---------               ----------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                    960 Turnpike Street, Canton , MA  02021
               -------------------------------------------------
             (Address of Principal Executive Offices)   (Zip Code)



      Registrant's Telephone Number, including Area Code:  (781) 821-4152
                                                           --------------


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                           This is Page 1 of 4 Pages.
                        Exhibit Index appears on Page 4.
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Item 5.   Other Events

Reference is made to a copy of a news release of Geerlings & Wade, Inc. dated September 28, 1999, announcing the signing of an Agreement and Plan of Merger (filed as Exhibit 2.1 hereto and incorporated by reference) whereby Geerlings & Wade, Inc. will merge with Liquid Acquisition Corp., a subsidiary of Liquid Holdings Inc. Such news release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits.
               ---------

               2.1 Agreement and Plan of Merger dated September 27, 1999 by and among Geerlings & Wade, Inc., Liquid Holdings Inc. and Liquid Acquisition Corp., and the exhibits thereto.

               99.1 News Release dated September 28, 1999 of Geerlings & Wade.

                                       2
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GEERLINGS & WADE, INC.


                              By:/s/ David Pearce
                                 ----------------------------------------
                                 Name:  David Pearce
                                 Title: Vice President


Date: September 28, 1999

                                       3
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                                 EXHIBIT INDEX


Exhibit No.                Description of Exhibits
-----------                -----------------------

   2.1 Agreement and Plan of Merger dated September 27, 1999 by and among Geerlings & Wade, Inc., Liquid Holdings
                Inc. and Liquid Acquisition Corp., and the exhibits thereto.

  99.1          News Release dated September 28, 1999 of Geerlings &
                Wade.


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